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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JUNE 19, 2003

                               ENESCO GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                     0-1349
                                     ------
                             Commission file number

          MASSACHUSETTS                                  04-1864170
(State of or other jurisdiction of          (I.R.S. Employer Identification No.)
  incorporation or organization)

                                225 WINDSOR DRIVE
                             ITASCA, ILLINOIS 60143
                             ----------------------
               (Address of principal executive offices) (Zip Code)

                                 (630) 875-5300
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

On June 16, 2003, the Company entered into a three-year $50 million unsecured revolving credit agreement with Fleet National Bank as agent and LaSalle Bank N.A. A copy of the Company Press Release, dated June 17, 2003, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ENESCO GROUP, INC.

Date: June 19, 2003                              By: /s/ M. Frances Durden
                                                     ---------------------
                                                     M. Frances Durden
                                                     Vice President, Secretary
                                                     and General Counsel

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                                  EXHIBIT INDEX

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EXHIBIT NO.                                     DESCRIPTION
10.1 Second Amended and Restated Revolving Credit Agreement dated June 16, 2003

99.2                      Press Release, dated June 17, 2003
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